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                                                                 Exhibit 10.30


                                FOURTH AMENDMENT

                                       TO

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

                                      AMONG

                             LEASECOMM CORPORATION,
                                  AS BORROWER,

                            THE LENDERS NAMED THEREIN

                                       AND

                   FLEET BANK, NATIONAL ASSOCIATION, AS AGENT

                                  JULY 31, 1998




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                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                                 LOAN AGREEMENT

     FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 31st day of July, 1998 by and among LEASECOMM CORPORATION, a Massachusetts corporation (the "Borrower"), FLEET BANK, NATIONAL ASSOCIATION, a national banking association, in its individual corporate capacity, SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation, FIRST UNION NATIONAL BANK (as successor to CORESTATES BANK, N.A.), a national banking association, PNC BANK, NATIONAL ASSOCIATION, a national banking association, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (individually, a "Lender" and, collectively, the "Lenders"), and FLEET BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

                                  WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Loan Agreement dated as of July 29, 1993, as amended and restated as of July 28, 1995, as further amended by the First Amendment to Amended and Restated Loan Agreement made as of October 30, 1995, the Second Amendment to Amended and Restated Loan Agreement made as of August 6, 1996, and the Third Amendment to Loan Agreement and Consent made as of the August 11, 1998 (the "Loan Agreement") pursuant to which, INTER ALIA, the Lenders agreed to make available to the Borrower a revolving credit and term loan facility;

     WHEREAS, the Guarantor is proposing to register, offer to sell and sell its shares of Common Stock, par value $.01 per share (the "Common Stock"), under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Form S-1 Registration Statement under the Securities Act of 1933 (the offer and sale of such shares pursuant to such Registration Statement being hereinafter referred to as the "IPO"); and

     WHEREAS, as in connection with the IPO, the Borrower has requested the Lenders to agree to amend the Loan Agreement in certain respects, as hereinafter provided, and the Lenders are willing to agree to such changes, subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1.   AMENDMENTS. The Loan Agreement is hereby amended as follows:

     (a) The definition of "PRINCIPAL OFFICE" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:


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     "'PRINCIPAL OFFICE' - the principal office of the Agent, which office is currently located at 1185 Avenue of the Americas, New York, New York
     10036."

(b) The definition "IPO" is hereby added to Section 1.1 to read in its entirety as follows:

     "'IPO' - the initial public offering and sale of the shares of Common Stock, par value $.01 per share, of the Guarantor pursuant to an effective Form S-1 Registration Statement under the Securities Act of 1933, as amended.

(c) Section 7.4 is hereby amended and restated to read in its entirety as follows:

     "SECTION 7.4 MERGERS, ACQUISITIONS.

          Merge or consolidate with any Person (whether or not the Borrower is the surviving entity) or acquire all or substantially all of the assets or any of the capital stock of any Person or sell all or any substantial part of its assets or create any Subsidiaries, whether wholly- or partially-owned; provided that a Loan Party (the "Acquiring Entity") may, upon prior written notice to the Agent and the Lenders, acquire any third Person, whether by merger, consolidation or acquisition of assets, subject to satisfaction of each of the following conditions: (i) if such transaction shall constitute a merger or consolidation, the Acquiring Entity shall be the surviving entity, (ii) the purchase price and other consideration for such transaction or related series of transactions (which shall include any assumption of indebtedness or issuance of capital stock (valued at the fair market value thereof)) shall not in the aggregate exceed the lesser of $10,000,000 or an amount equal to 15% of the Consolidated Tangible Capital Funds (measured as of the most recently available financial statements of the Guarantor) or, if the purchase price and other consideration shall exceed such amount, the Majority Lenders shall have given their prior written consent thereto, provided such consent shall be deemed to have been given if: (x) the Borrower shall have submitted directly to each of the Lenders and the Agent a written request for consent which request shall be delivered in hard copy by commercial messenger or courier service or by certified mail, return receipt requested, (y) such request shall have been accompanied by all appropriate supporting documentation, including, without limitation, pro forma financial statements and a certificate from the chief financial officer of the Guarantor setting forth a pro forma recalculation of the financial covenants in Section 6.9 evidencing compliance with such covenants as at and through the end of the period covered by


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     the most recent financial statements delivered to the Agent and the Lenders pursuant to the Loan Agreement, and other financial and other information necessary to enable to the Lenders to provide an informed consent with respect to such acquisition and (z) neither the Agent nor the Majority Lenders shall have objected to such transaction, either by telephone, facsimile or in writing, within ten (10) Business Days of actual receipt by each of the Lenders and the Agent of the items described in preceding parts
     (x) and (y), (iii) the business or assets acquired shall be in the same line of business as the Borrower and the portfolio of leases, if any, constituting such assets acquired shall satisfy the credit and risk acceptance policies and criteria of the Borrower then generally applicable to the Borrower's own leases and (iv) no Default or Event of Default shall exist either before or after giving effect to such transaction."

(d)  Section 7.6 is hereby deleted in its entirety.

(e) Section 7.7 is hereby amended to delete the following from where it appears therein: "any shares of stock or".

(f) Section 7.8 is hereby amended to add the following immediately prior to the end of the sentence: "and the Guarantor may prepay any Subordinated Debt provided (x) such prepayment is made from the net proceeds of the initial public offering of its Common Stock and (y) Consolidated Tangible Capital Funds and Consolidated Tangible Net Worth shall be in excess of the respective amounts thereof immediately prior to the IPO."

(g) Subsection (B) of Section 7.9 is hereby amended and restated to read in its entirety as follows:

          "(B) any other Investments, provided that the same are permitted pursuant to Section 7.4.";

and the paragraph immediately succeeding subsection (B) is hereby deleted in its entirety.

(h) Section 8.9 is hereby amended and restated to read in its entirety as follows:

     "SECTION 8.9 OWNERSHIP OF STOCK AND CONTROL OF BORROWER.

          (a) The Guarantor shall at any time own, beneficially and of record, less than 100% in the aggregate of all of the issued and outstanding shares of capital stock of the Borrower, (b) any Person or group of Persons (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than the Principals shall own and/or Control more than 50% of the issued and outstanding shares of capital stock of the Guarantor on a fully diluted basis (assuming the exercise of all outstanding stock options) of the Guarantor having ordinary voting


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     rights for the election of directors or (c) the Principals shall own in the aggregate less than 45%, or own and/or Control in the aggregate less than 60%, of the issued and outstanding shares of capital stock, on a fully diluted basis (assuming the exercise of all outstanding stock options), of the Guarantor having ordinary voting rights for the election of directors; PROVIDED that subpart (c) shall not apply if and for so long as the Common Stock of the Guarantor shall be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended."

(i) Section 11.9 is hereby amended to substitute the following for the address for the Agent or, in its capacity as Lender, the Bank:

     Fleet Bank, National Association
     1185 Avenue of the Americas
     New York, New York  10036
     Attention: Leasing & Finance Companies
     Telecopier: (212) 819-6212

2. CONDITIONS PRECEDENT. Prior to or simultaneously with the entry by the Borrower into this Amendment and as a condition precedent to the effectiveness of this Amendment:

     (a) DOCUMENTS. The Agent shall have received with sufficient original counterparts for each Lender (i) this Amendment duly executed by the Borrower and each Lender and (ii) the Confirmation of Guaranty annexed to this Amendment duly executed by the Guarantor and.

     (b) IPO. The IPO shall have occurred and the Agent shall have received evidence satisfactory to it to such effect.

     (c) CORPORATE ACTION. The Borrower shall have taken all corporate action required to be taken to authorize the execution, delivery and performance of this Amendment, the agreements, documents and instruments referred to herein and the transactions contemplated hereby and thereby.

     (d) CORPORATE DOCUMENTS AND CERTIFICATES. The Borrower and the Guarantor shall have delivered to the Agent, with sufficient original counterparts for each Lender, an officer's certificate, in form and substance satisfactory to the Agent, confirming the following:

          (i) None of its organizational documents have been amended since the date(s) as of which copies of said organizational documents were certified to the Agent pursuant to the Third Amendment to Loan Agreement and Consent made as of August 11, 1997;

          (ii) Specimen signature(s) of the person(s) authorized to execute this Amendment;


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          (iii) The execution, delivery and performance of this Amendment has been authorized by resolutions of the Board of Directors of the Borrower and the Guarantor, copies of which shall be attached to such officer's certificate; and

          (iv) Each of the Borrower and the Guarantor remains in good standing in its respective jurisdiction of incorporation and in each jurisdiction in which it is qualified to do business.

     (e) BANK OF BOSTON FACILITY. The Bank of Boston Facility shall have been amended to reflect the amendments set forth herein (or shall be amended subject only to effectiveness of the amendments set forth herein) to the extent the provisions being amended pursuant to this Amendment are contained therein, and the Agent shall have received evidence satisfactory to it to such effect.

     (f) PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto, including, without limitation, the Certificate of Incorporation Amendments, shall be reasonably satisfactory in form and substance to the Agent, and the Agent and each Lender, upon request by such Lender, shall have received all information and such counterpart originals or certified or other of such documents as the Agent may reasonably request prior to the date hereof.

     (g) COMPLIANCE.

          (i) The Borrower and the Guarantor shall have complied and shall then be in compliance with all of the terms, covenants and conditions of the Loan Agreement as amended by this Amendment; and

          (ii) The representations and warranties contained in Article 3 of the Loan Agreement shall be true and correct on the date hereof; and

          (iii) No Default or Event of Default shall have occurred, and the Agent and each Lender shall have received a Compliance Certificate dated the date hereof certifying, INTER ALIA, that the conditions set forth in this Section 2 are satisfied on such date.

     (h) LEGAL MATTERS. All legal matters incident to the effectiveness of this Amendment shall be satisfactory to counsel to the Agent.

3.   REAFFIRMATION OF SECURITY INTEREST.

     The Borrower hereby reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Lenders under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof, in each case after giving effect to the Loan Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include Borrower's obligations under the Loan Agreement as amended by this Amendment. Each such


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     reaffirmed security interest and lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

4.   REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

     (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.

     (b) Except as specifically amended herein, the Loan Agreement shall remain in full force and effect in accordance with its terms.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICT OF LAWS.

6. FURTHER ASSURANCES. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.

7. COSTS AND EXPENSES. The Borrower hereby agrees to pay all reasonable costs and expenses of the Agent (including reasonable attorneys' fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

8. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties on different counterparts, but all such counterparts shall together constitute but one agreement. Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES TO FOLLOW]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                          BORROWER:


                                          LEASECOMM CORPORATION


                                          By:    /s/ Peter Bleyleben
                                             -------------------------------
                                          Name:  Peter Bleyleben
                                          Title: President and CEO


                                          LENDERS:


                                          FLEET BANK, NATIONAL ASSOCIATION
                                          Address:
                                          Fleet Bank, N.A.
                                          1185 Avenue of the Americas
                                          New York, New York 10036
                                          Attention:  Mr. Harris C. Mehos
                                                      Vice President
                                          Telecopier: (212) 819-6212



                                          By:    /s/ Harris C. Mehos
                                             -------------------------------
                                          Name:  Harris C. Mehos
                                          Title: Vice President


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                                          SANWA BUSINESS CREDIT CORPORATION
                                          Address:
                                          Sanwa Business Credit Corporation
                                          One South Wacker Drive
                                          Chicago, Illinois 60606
                                          Attention:   Mr. Jeff Griffor
                                                       Credit Manager
                                          Telecopier:  (312) 853-1335



                                          By:    /s/ Jeffrey A. Griffor
                                             -------------------------------
                                          Name:  Jeffrey A. Griffor
                                          Title: Credit Manager



                                          FIRST UNION NATIONAL BANK (successor
                                          to CORESTATES BANK, N.A.)
                                          Address:
                                          1339 Chestnut Street
                                          Mailstop:  PA4827
                                          Philadelphia, Pennsylvania 19101-7618
                                          Attention:   Ms. Theresa Smith
                                                       Vice President
                                          Telecopier:  (215) 786-7704



                                          By:    /s/ Theresa Smith
                                             -------------------------------
                                          Name: Theresa Smith
                                          Title: Vice President




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                                          PNC BANK, NATIONAL ASSOCIATION
                                          Address:
                                          PNC Bank, National Association
                                          1600 Market Street
                                          Philadelphia, Pennsylvania  19103
                                          Attention:   Mr. Philip Jackson
                                                       Senior Vice President
                                          Telecopier:  (215) 585-4769


                                          By:    /s/ Philip C. Jackson
                                             -------------------------------
                                          Name:  Philip C. Jackson
                                          Title: Senior Vice President


                                          STATE STREET BANK AND TRUST COMPANY
                                          Address:
                                          State Street Bank and Trust Company
                                          225 Franklin Street
                                          Boston, Massachusetts 02110-2804
                                          Attention:  F. Andrew Beise
                                                      Vice President,
                                                      Large Corporate Department
                                          Telecopier: (617) 664-4971


                                          By:    /s/ F. Andrew Beise
                                             -------------------------------
                                          Name:  F. Andrew Beise
                                          Title: Vice President



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                                          AGENT:

                                          FLEET BANK, NATIONAL ASSOCIATION,
                                          as Agent

                                          By:    /s/ Harris C. Mehos
                                          --------------------------

                                          Name:  Harris C. Mehos
                                          Title: Vice President






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                            CONFIRMATION OF GUARANTY

     The undersigned Guarantor of the Obligations under the Loan Documents hereby consents and agrees to the amendment on the date hereof, pursuant to the Fourth Amendment to Amended and Restated Loan Agreement (the "Fourth Amendment"), of the Amended and Restated Loan Agreement dated as of July 28, 1995, as amended by the First Amendment to Amended and Restated Loan Agreement made as of October 30, 1995, the Second Amendment to Amended and Restated Loan Agreement made as of August 6, 1996, and the Third Amendment to Loan Agreement and Consent made as of August 11, 1997, acknowledges receipt of a copy of the Fourth Amendment and agrees that its guaranty of the payment and performance of the Obligations pursuant to the Guaranty dated as of July 29, 1993 remains in full force and effect and shall continue to apply to the Obligations, after giving effect to the Fourth Amendment. The undersigned hereby reaffirms as of the date hereof each and every representation and warranty made pursuant to the Guaranty, and confirms that each and every such representation and warranty is true and correct on and as of the date hereof as if made on and as of such date.

Dated: as of July 31, 1998

                                   BOYLE LEASING TECHNOLOGIES, INC.

                                   By:    /s/ Richard F. Latour
                                      -------------------------------------
                                   Name:  Richard F. Latour
                                   Title: Executive Vice President, COO/CFO




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